EXHIBIT 32


Written Statement of
Chief Executive Officer and Chief Financial Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18
U.S.C. Section 1350)


     The undersigned, the Chief Executive Officer and the Chief
Financial Officer of Laboratory Corporation of America Holdings
(the "Company"), each hereby certifies that, to his knowledge on the date hereof:

     (a)  the Form 10-Q of the Company for the Period Ended June
30, 2004 filed on the date hereof with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities
Exchange Act of 1934; and

     (b) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                           By:/s/THOMAS P. MAC MAHON
                              --------------------------------
                                 Thomas P. Mac Mahon
                                 Chief Executive Officer
                                 August 4, 2004



                          By:/s/WESLEY R. ELINGBURG
                             ---------------------------------
                                Wesley R. Elingburg
                                Chief Financial Officer
                                August 4, 2004